Exhibit 10.1

EXECUTION VERSION

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of May 18th, 2015 (the “Effective Date”), by and among Blue Apron, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor” and collectively referred to as the “Investors,” and each of the individuals listed on Schedule B hereto, each of whom is referred to in this Agreement as a “Key Holder” and collectively referred to as the “Key Holders.”

RECITALS

WHEREAS, the Company and certain of the Investors are parties to the Series D Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”);

WHEREAS, the Company and the Investors previously entered into a Second Amended and Restated Investors’ Rights Agreement, dated April 22, 2014 (the “Prior Agreement”);

WHEREAS, the Prior Agreement may be amended with the consent of the Company and the holders of a majority of the shares of Preferred Stock (as defined in the Prior Agreement) (or Common Stock issued upon the conversion thereof) then outstanding;

WHEREAS, the undersigned Investors who are parties to the Prior Agreement hold all of the outstanding shares of Preferred Stock as of a date immediately prior to the date of this Agreement; and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Investors to invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, the parties hereto each hereby agree to amend and restate the Prior Agreement in its entirety as set forth herein, and the parties hereto further agree as follows:

1.                                      Definitions.  For purposes of this Agreement:

1.1                               “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners (or member thereof) or managing members of (or member thereof), or shares the same management company (or member thereof) with, such Person.

1.2                               “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.3                               “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.4                               “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.5                               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.6                               “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.7                               “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.8                               “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.9                               “GAAP” means generally accepted accounting principles in the United States.

1.10                        “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.11                        “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

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1.12                        “Initiating Holders” means any Holder or Holders who in the aggregate hold at least fifty percent (50%) of the outstanding Registrable Securities and who properly initiate a registration request under this Agreement.

1.13                        “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.14                        “Key Employee” means Matthew Salzberg, Matthew Wadiak and Ilia Papas.

1.15                        “Key Holder Registrable Securities” means (i) the 66,133,825 shares of Common Stock held by the Key Holders, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares.

1.16                        “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 1,500,000 shares shares (or, in the case of Fidelity, at least 4,689,766 shares) of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.17                        “Non-Major Investor” means any Investor other than a Major Investor.

1.18                        “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.19                        “Preferred Stock” means the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company.

1.20                        “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; (iii) the Key Holder Registrable Securities, provided, however, that the Key Holder Registrable Securities shall not be deemed Registrable Securities and the Key Holders shall not be deemed Holders for the purposes of Sections 2.1, 2.10, 3.1, 3.2, 4.1 and 6.6, and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i), and (ii)  above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement.

1.21                        “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

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1.22                        “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12(b) hereof.

1.23                        “SEC” means the Securities and Exchange Commission.

1.24                        “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.25                        “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.26                        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.27                        “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.28                        “Series B Director” means any director of the Company that the holders of record of the Series B Preferred Stock, voting as a separate class, are entitled to elect pursuant to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Restated Certificate”).

1.29                        “Series C Director” means any director of the Company that the holders of record of the Series C Preferred Stock, voting as a separate class, are entitled to elect pursuant to the Restated Certificate.

1.30                        “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.0001 per share.

1.31                        “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.

1.32                        “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.0001 per share.

1.33                        “Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.0001 per share.

2.                                      Registration Rights.  The Company covenants and agrees as follows:

2.1                               Demand Registration.

(a)                                 Form S-1 Demand.  If at any time after one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a written request from Initiating Holders that the Company file a Form S-1 registration statement with respect to Registrable Securities, and if the anticipated aggregate offering price, net of

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Selling Expenses, would exceed $10 million, then the Company shall promptly give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and as soon as practicable, and in any event within one hundred twenty (120) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b)                                 Form S-3 Demand.  If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Initiating Holders that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5 million, then the Company shall promptly give a Demand Notice to all Holders other than the Initiating Holders; and as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(c)                                  Delay in Demand Registration.  Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred eighty (180) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred eighty (180) day period other than an Excluded Registration.

(d)                                 Number of Demand Registrations.  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii)

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after the Company has effected two registrations pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b).  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request.  A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).

2.2                               Company Registration.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration.  Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.  The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3                               Underwriting Requirements.

(a)                                 If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice.  The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and

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the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b)                                 In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering.  If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.  Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be entirely excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering, or (iii) notwithstanding (ii) above, any Registrable Securities which are not Key Holder Registrable Securities be excluded from such underwriting unless all Key Holder Registrable Securities are first excluded from such offering.  For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

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(c)                                  For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4                               Obligations of the Company.  Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to sixty (60) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)                                 prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)                                  furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)                                 use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)                                  in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)                                   use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities

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exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)                                  provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)                                 notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(i)                                     after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.5                               Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6                               Expenses of Registration.  All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $30,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b).  All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7                               Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

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2.8                               Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages arising out of or based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which such Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)                                 To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages arising out of or based on a Violation and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

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(c)                                  Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof.  The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.  The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action.

(d)                                 To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided, further, that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

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(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                                   Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9                               Reports Under Exchange Act.  With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)                                 make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)                                 use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)                                  furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10                        Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority in interest of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior to the registration rights granted to the Holders hereunder.

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2.11                        “Market Stand-off” Agreement.  Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days), (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately before the effective date of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock held immediately before the effective date of the registration statement for such offering, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.  The foregoing provisions of this Section 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and holders of at least one percent (1%) of the voting capital stock of the Company enter into similar agreements.  The underwriters in connection with the Company’s IPO are intended third-party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.  Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s IPO that are consistent with this Section 2.11 or that are necessary to give further effect thereto.  Any discretionary release, waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements; provided, however, that the provisions of this sentence will not apply if (1)(a) the release, waiver or termination is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in such agreements and for the duration that such terms remain in effect at the time of the transfer; or (2) the release, waiver or termination is granted to a Holder in connection with a follow-on public offering of Common Stock pursuant to a registration statement on Form S-1 that is filed with the SEC and the Holder has (a) been given an opportunity to participate with other selling stockholders in such public offering on a pro rata basis and (b) declined to so participate.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.  Notwithstanding the foregoing, if (i) during the last seventeen (17) days of the one hundred eighty (180)-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the one hundred eighty (180)-day restricted period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the one hundred eighty (180)-day period, the restrictions imposed by this Section 2.11 shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that the provisions of this

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sentence shall not apply at any time that the Company qualifies as an “emerging growth company” under the JOBS Act.

2.12                        Restrictions on Transfer.

(a)                                 The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act.  A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)                                 Each certificate or instrument representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AND VOTING RESTRICTIONS, AS SET FORTH IN A CERTAIN INVESTORS’ RIGHTS AGREEMENT, AS IT MAY BE AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

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(c)                                  The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2.  Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company.  The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12.  Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 2.12(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13                        Termination of Registration Rights.  The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a)                                 the closing of a Deemed Liquidation Event, as such term is defined in the Restated Certificate;

(b)                                 such date on or after the closing of the Company’s IPO when all of such Holder’s Registrable Securities could be sold without restriction under SEC Rule 144; and

(c)                                  the fifth (5th) anniversary of the IPO.

3.                                      Information Rights.

3.1                               Delivery of Financial Statements.  The Company shall deliver to each Major Investor, if requested by such Major Investor and provided that the Board of Directors of the Company has not determined that such Major Investor is a Competitor (as defined below) of the Company:

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(a)                                 as soon as practicable, but in any event within one-hundred and twenty (120) days after the end of each fiscal year of the Company (beginning with the fiscal year ended December 31, 2014), (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Section 3.1(c)) for such year, and (iii) a statement of stockholders’ equity as of the end of such year, such financial statements to be audited by a firm of nationally recognized independent public accountants selected by the Company and reasonably acceptable to Fidelity (as defined below), FRC (as defined below), BVP (as defined below) and Stripes (as defined below); provided, however, that the Company shall not be obligated to deliver to the Major Investors audited financial statements for the fiscal year ended December 31, 2014 prior to the six-month anniversary of the date hereof, and provided further that the Company’s failure to comply with this Section 3.1(a) shall not constitute a breach of this Agreement and the only remedy available to the Major Investors for such failure shall be for the Company to use commercially reasonable efforts to deliver the audited financial statements under this Section 3.1(a) as soon as practicable;

(b)                                 as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company (beginning with the first full quarter after the date hereof), unaudited statements of income and of cash flows for such quarter, and a comparison between (x) the actual amounts as of and for such quarter and (y) the comparable amounts as included in the Budget, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments, (ii) not contain all notes thereto that may be required in accordance with GAAP) and (iii) deviate from GAAP in the respects described in Section 2.14 of the Disclosure Schedule attached as Exhibit C to the Purchase Agreement);

(c)                                  as soon as practicable, but in any event forty-five (45) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board of Directors and prepared on a quarterly basis, including balance sheets, income statements, and statements of cash flow for each such quarter and, promptly after prepared, any other budgets or revised budgets prepared by the Company;

(d)                                 as soon as practicable, but in any event forty-five (45) days following the end of each fiscal quarter, an up-to-date capitalization table for the Company; and

(e)                                  such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Company’s Board of Directors may from time to time deliver (including valuation reports prepared on the Company’s behalf in accordance with IRC 409A); provided, however, that the Company shall not be obligated under this Section 3.1 to provide information the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the

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foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

The Company shall promptly and accurately respond, and shall use reasonable efforts to cause its transfer agent to promptly respond, to reasonable requests for information made on behalf of any Major Investor relating to the actual holdings of such Major Investor (based on stock records in the possession or control of the Company or transfer agent), including in relation to the total outstanding shares; provided, however, that the Company shall not be obligated to provide any such information that could reasonably result in a violation of applicable law or conflict with the Company’s insider trading policy or a confidentiality obligation of the Company.  The rights contained in this paragraph shall terminate with respect to a Major Investor once such Major Investor no longer holds any Restricted Securities.

For purposes of this Section 3, “Competitor” means a person or entity engaged, directly or indirectly (including through a partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)) in the business of the Company, but shall not include Fidelity or any financial investment firm or collective investment vehicle solely by virtue of its ownership (and/or its Affiliates’ ownership) of any equity interest in any Competitor held solely for investment purposes.

3.2                               Inspection.  The Company shall permit each Major Investor, at such Major Investor’s expense (provided that the Board of Directors of the Company has not determined that such Major Investor is a Competitor of the Company), to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3                               Observer Right.

(a)                                 For so long as FRC continues to own beneficially shares of Preferred Stock (or Common Stock issued or issuable upon conversion of Preferred Stock), one representative of FRC, who currently is Phineas Barnes, shall be entitled to attend all meetings of the Board of Directors in a nonvoting observer capacity.  The Company shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust

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and to act in a fiduciary manner with respect to all information so provided; and provided further, that such representative may be excluded from access to any material or meeting or portion thereof if the Board of Directors determines in good faith that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or for other similar reasons.

(b)                                 For so long as (x) Fidelity Management & Research Company or any nominee holder therefor or any direct or indirect subsidiary thereof which holds Series D Preferred Stock (collectively, “Fidelity”) continues to own beneficially not less than 4,689,766 shares of Series D Preferred Stock (or an equivalent amount of Common Stock issued or issuable upon conversion thereof), or (y) the Company has not consummated a public offering, one representative of Fidelity shall be entitled to attend all meetings of the Board of Directors in a nonvoting observer capacity.  The Company shall give Fidelity and such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that Fidelity shall cause such representative to hold in confidence all such materials to the same extent required by the provisions of Section 3.5; and provided further, that such representative may be excluded from access to any material or meeting or portion thereof if the Board of Directors determines in good faith that such exclusion is reasonably necessary to preserve the attorney-client privilege.

3.4                               Termination of Information, Inspection and Observer Rights.  The covenants set forth in Sections 3.1, 3.2 and 3.3 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate, or (iv) as otherwise set forth herein, whichever event occurs first.  Notwithstanding the foregoing, the covenants set forth in Section 3.3 shall be suspended with respect to Fidelity during such time as Fidelity directly invests in, or otherwise holds an investment in, any private entity that Fidelity becomes aware, whether through such entity or through any parent, subsidiary or sibling entity of such entity, engages in the business of selling recipes, and ingredients with which to prepare such recipes, to consumers.

3.5                               Confidentiality.  Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without, to the knowledge of such Investor, a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser (A) has been approved as a prospective purchaser by the Company’s Board of Directors (if the investor originally purchased fewer than 1,900,000 shares of Preferred

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Stock from the Company); and (B) agrees to be bound by a confidentiality agreement with provisions substantially similar to the provisions of this Section 3.5; (iii) to any existing Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4.                                      Rights to Future Stock Issuances.

4.1                               Right of First Offer.  The Company hereby grants to each Investor the right of first offer to purchase up to its pro rata share of New Securities (as defined in this Section 4) which the Company may, from time to time, propose to sell and issue after the date of this Agreement.  An Investor’s pro rata share, for purposes of this right of first offer, is equal to the ratio of (a) the number of shares of Common Stock (including any shares of Common Stock into which Preferred Stock of the Investor may then be converted) owned by such Investor immediately prior to the issuance of New Securities to (b) the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities (assuming full conversion of the Preferred Stock and exercise of all outstanding convertible securities, rights, options and warrants but excluding any unused portion of any option or similar pool).  An Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate.

4.2                               Restrictions.  This right of first offer shall be subject to the following provisions:

(a)                                 “New Securities” shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, exercisable or convertible into capital stock; provided that the term “New Securities” does not include:

(i)                                     securities or rights to acquire securities that are excluded from the definition of “Additional Shares of Common Stock” under the Restated Certificate; or

(ii)                                  any shares of Series D Preferred Stock issued under the Purchase Agreement, as such agreement may be amended.

(b)                                 The right of first offer in this Section 4.2 shall not be applicable with respect to any Investor if (i) at the time of such offering, the Investor is not an “accredited investor” as that term is defined in Section 501(a) of the Securities Act and (ii) such offering of Shares is otherwise being offered only to accredited investors.

(c)                                  In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same.  Each (i) Major Investor shall have fifteen (15) days and (ii) Non-Major Investor shall

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have seven (7) days after any such notice is mailed or delivered to agree to purchase such Investor’s pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company.  If any (i) Major Investor fails to give such written notice within the fifteen (15) day period described in clause (i) of the immediately preceding sentence (the “Fifteen Day Period”), or (ii) Non-Major Investor fails to give such written notice within the seven (7) day period described in clause (ii) of the immediately preceding sentence, as the case may be, such Major Investor or Non-Major Investor, as the case may be (a “Waiving Investor”), shall have waived such Waiving Investor’s right to acquire any New Securities being offered in such issuance and shall not be entitled to acquire any such New Securities in accordance with this Section 4 (provided that such waiver shall not serve as a waiver of such Waiving Investor’s rights with respect to any future issuances of New Securities pursuant to this Section 4).  At the expiration of the Fifteen Day Period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s failure to do likewise.  During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Investors were entitled to subscribe but that were not subscribed for by the Investors which is equal to the ratio of (a) the number of shares of Common Stock owned by such Fully Exercising Investor immediately prior to the issuance of New Securities (assuming full conversion of the Preferred Stock and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into Common Stock held by said Investor) to (b) the total number of shares of Common Stock then held by all Fully Exercising Investors (assuming full conversion of the Preferred Stock and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into Common Stock held by all Fully Exercising Investor) who wish to purchase such unsubscribed shares.

(d)                                 In the event the Investors fail to exercise fully the right of first offer within said twenty-five (25) day period (the “Election Period”), the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell that portion of the New Securities with respect to which the Investors’ right of first refusal option set forth in this Section 4.2 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to Investors delivered pursuant to Section 4.2(b).  In the event the Company has not sold within such ninety (90) day period following the Election Period, or such ninety (90) day period following the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Investors in the manner provided in this Section 4.2.

(e)                                  The right of first offer granted under this Agreement shall expire upon, and shall not be applicable to the first to occur of (i) the Qualified IPO or (ii) a Deemed Liquidation Event, as defined in the Restated Certificate.

(f)                                   Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Section 4.2, the Company may elect to give notice to the Investors within thirty (30) days after the issuance of New Securities.  Such notice shall describe the type, price, and terms of the New Securities.  Each (i) Major Investor shall have twenty (20)

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days and (ii) Non-Major Investor shall have seven (7) days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Investor, maintain such Investor’s percentage-ownership position, calculated as set forth in Section 4.1 before giving effect to the issuance of New Securities.  The closing of such sale shall occur within sixty (60) days of the date notice is given to the Investors.

5.                                      Additional Covenants.

5.1                               Insurance.  The Company shall use its commercially reasonable efforts to maintain Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to BVP and Stripes, and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors (including the affirmative consent of the Series B Director and the Series C Director) determines that such insurance should be discontinued, and will deliver a copy of such insurances policies annually to each of BVP and Stripes within fifteen (15) days of binding such insurance policies.

5.2                               Employee Agreements.  The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement and (ii) to the extent permitted under applicable law, each Key Employee to enter into a one (1) year non-solicitation and non-competition agreement, in the form approved by the Board of Directors (including the affirmative approval of the Series B Director and the Series C Director).  All current and future employees shall be employed by the Company “at will” unless otherwise provided by the terms of an employment agreement approved by the Board of Directors (including the affirmative consent of the Series B Director and the Series C Director).  In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above referenced agreements or any restricted stock agreement between the Company and any employee, without the approval of the Board of Directors (including the affirmative consent of the Series B Director and the Series C Director).

5.3                               Employee Stock.  Unless otherwise approved by the Board of Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4)-year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, (ii) no accelerated vesting upon the occurrence of a Deemed Liquidation Event (as such term is defined in the Restated Certificate) and (iii) a market stand-off provision substantially similar to that in Section 2.11.  In addition, unless otherwise approved by the Board of Directors, the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4                               Employee Matters.  Each executive officer of the Company shall devote 100% of his or her professional time to the Company (excluding charitable work, writing

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activities, public appearances and other quasi academic pursuits).  Any other professional activity shall require the approval of the Board of Directions (including the affirmative consent of the Series B Director and the Series C Director).

5.5                               Board Matters.  The Company shall reimburse the nonemployee directors for all reasonable and documented out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.  The Series B Director and the Series C Director each shall be entitled to be a member of each committee of the Board of Directors.  The Board of Directors shall hold meetings at least four times each calendar year.

5.6                               Matters Requiring Series B/Series C Director Approval.  So long as there is a Series B Director or a Series C Director serving on the Company’s Board of Directors, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote or consent of the Series B Director or the Series C Director; provided, that, if either such Director has a financial interest in such matter (except for a Financing Matter (as defined below), the approval must also include the affirmative vote or consent of the other disinterested Director:

(a)                                 make, or permit any subsidiary to make, any loan or advance to (other than travel or other ordinary course business expenses), or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b)                                 make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

(c)                                  implement or change a cash investment policy of the Company;

(d)                                 guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(e)                                  incur any aggregate indebtedness in excess of $10 million that is not already included in a budget approved by the Board of Directors, other than trade credit incurred in the Company’s ordinary course of business and equipment leases;

(f)                                   enter into or be a party to any transaction with any director, officer, employee or shareholder of the Company, or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) or Affiliate of any such Person, except for (i) transactions contemplated by this Agreement and the Purchase Agreement; and (ii) a Financing Matter;

(g)                                  hire, fire or change the compensation of the Company’s senior executive officers, including approving any severance agreements, equity incentive or option plans or provisions;

22

(h)                                 increase the number of shares of Common Stock authorized for issuance under any equity incentive or options plans, or approve any awards under such equity incentive or option plans providing for accelerated vesting;

(i)                                     change the principal business of the Company, enter new lines of business or exit the current line of business; or

(h)                                 sell, assign, license, pledge, or encumber material technology or intellectual property of the Company, other than licenses granted in the ordinary course of business.

For purposes of this Section 5.6, a “Financing Matter” means the creation, authorization, and/or issuance in accordance with the terms hereof of capital stock of the Company, or of any security or instrument which is convertible, exercisable, or exchangeable for capital stock of the Company, for the primary purpose of providing capital to the Company.

5.7                               Competitive Investments.  The Company hereby acknowledges that (i) Bessemer Venture Partners VIII L.P., Bessemer Venture Partners VIII Institutional L.P. and 15 Angels II, LLC (collectively, “BVP”), (ii) First Round Capital IV, L.P. (“FRC”), (iii) SG Growth Partners II, LP (“Stripes”), (iv) Fidelity and their respective affiliated advisors and funds are professional investment managers and/or funds and, as such, invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as conducted or proposed to be conducted).  Subject to the last sentence of Section 3.4, neither BVP, FRC, Stripes, Fidelity, nor their respective affiliates (including affiliated advisors and funds) shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by BVP, FRC, Stripes or Fidelity, as applicable, or any of their respective affiliated funds in any entity competitive to the Company, or (ii) actions taken by any advisor, partner, officer or other representative of BVP, FRC, Stripes or Fidelity, as applicable, or any of their respective affiliated funds to assist any such competitive company, whether or not such action was taken as a board member of such competitive company, or otherwise.

5.8                               Real Property Holding Corporation.  If at any time the Company determines that it is a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code (a “USRPHC”) , it shall promptly inform the Investor in writing of such determination. In addition, upon the Investor’s request, the Company shall promptly determine whether or not it is a USRPHC and shall promptly inform the Investor in writing of such determination.

5.9                               Successor Indemnification.  If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Restated Certificate, or elsewhere, as the case may be.

23

5.10                        Termination of Covenants.  The covenants set forth in this Section 5, except for Section 5.9, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate.

6.                                      Miscellaneous.

6.1                               Successors and Assigns.  The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or all shares of the transferor held prior to the transfer, if less; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11.  For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement.  The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2                               Governing Law; Jurisdiction; Venue.  This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.  With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the Chancery Court of the State of Delaware and not in any other state or federal court in the United States of America or any court in any other country.

6.3                               Counterparts; Facsimile.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24

6.4                               Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5                               Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto or such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 6.5.  If notice is given to the Company such notice shall be sent to 5 Crosby Street, 3rd Floor, New York, New York 10013, Attn: General Counsel, with a copy (which itself shall not constitute notice) to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attn: David A. Westenberg, Esq., and if notice is given to the Investors, a copy of such notice (which itself shall not constitute notice), shall be given to Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199, Attn: Joel F. Freedman, Esq.

6.6                               Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the shares of Preferred Stock (or Common Stock issued upon the conversion thereof) then outstanding, consenting together as a single class and on an as converted to Common Stock basis; provided that the Company may in its sole discretion waive compliance with Section 2.12(c); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor or Major Investor without the written consent of such Investor or Major Investor, as applicable, unless such amendment, termination, or waiver applies to all Investors or Major Investors in the same fashion, and the consent of Fidelity shall be required to amend, modify, waive or terminate the provisions of Sections 2.11, 3.1, 3.3(b), the last sentence of Section 3.4, or this sentence in a manner that adversely affects the rights of Fidelity; and provided further that the consent of FRC shall be required to amend, modify, waive or terminate the provisions of Section 3.3(a) in a manner that adversely affects the rights of FRC.  Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Key Holders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors hereunder, without also the written consent of the holders of at least a majority of the Registrable Securities held by the Key Holders.  The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.  Any amendment, termination, or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.  No waivers of or exceptions to any term, condition, or provision of this

25

Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7                               Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8                               Aggregation of Stock.  All shares of Registrable Securities held or acquired by Affiliates of each other shall be aggregated together for the purpose of determining the availability to such Affiliates of any rights under this Agreement, and such Affiliates may allocate such rights as among themselves in any manner they deem appropriate.  The parties hereto agree that Bessemer Venture Partners VIII, L.P., Bessemer Venture Partners VIII Institutional L.P. and 15 Angels LLC are Affiliates of each other, and that Fidelity Management & Research Company, any nominee holder therefor and any direct or indirect subsidiary thereof are Affiliates of each other, for purposes of this Section 6.8.

6.9                               Entire Agreement.  This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.10                        Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.11                        Additional Investors.  Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and thereafter shall be deemed an “Investor” for all purposes hereunder.

6.12                        Acknowledgment.  The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company.  Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

26

6.13                        Effect on Prior Agreement.  Upon the execution and delivery of this Agreement by the Company and all Investors, the Prior Agreement automatically shall be amended and restated in its entirety as set forth in this Agreement.

[Remainder of Page Intentionally Left Blank]

27

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

BLUE APRON, INC.

By:	/s/ Matthew Salzberg
Name:	Matthew Salzberg
Its:	Chief Executive Officer

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY CONTRAFUND:
FIDELITY CONTRAFUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY CONTRAFUND COMMINGLED POOL

BY: FIDELITY MANAGEMENT & TRUST CO.

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY CONTRAFUND:
FIDELITY ADVISOR NEW INSIGHTS FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY CONTRAFUND:
FIDELITY ADVISOR SERIES OPPORTUNISTIC INSIGHTS FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY CONTRAFUND:
FIDELITY SERIES OPPORTUNISTIC INSIGHTS FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY GROWTH COMPANY COMMINGLED POOL

BY:	FIDELITY MANAGEMENT & TRUST CO.

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST:
FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY SECURITIES FUND:
FIDELITY SERIES BLUE CHIP GROWTH COMPANY FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY SECURITIES FUND:
FIDELITY OTC PORTFOLIO

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SG GROWTH PARTNERS II, LP
By its general partner, SGGP II LLC

By:	/s/ Kenneth A. Fox
Name:	Kenneth A. Fox
Title:	Managing Partner

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BESSEMER VENTURE PARTNERS VIII L.P.
BESSEMER VENTURE PARTNERS VIII INSTITUTIONAL L.P.

By: Deer VIII & Co. L.P., their General Partner
By: Deer VIII & Co. Ltd., its General Partner

By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Director

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIRST ROUND CAPITAL IV, L.P.
as nominee for itself and affiliated funds

By: FIRST ROUND CAPITAL MANAGEMENT IV, L.P,
Its general partner

By: FIRST ROUND CAPITAL MANAGEMENT IV, LLC,
Its general partner

By:	/s/ Phin Barnes
Name:	Phin Barnes
Title:	Partner

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

By:	/s/ Matthew Salzberg
Name:	Matthew Salzberg

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

By:	/s/ Matthew Wadiak
Name:	Matthew Wadiak

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

By:	/s/ Ilia Papas
Name:	Ilia Papas

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

THE MATTHEW SALZBERG FAMILY 2014 TRUST

By:	/s/ Matthew Salzberg
Name:	Matthew Salzberg
Title:	Co-Trustee

By:	/s/ Jeremy Smith
Name:	Jeremy Smith
Title:	Co-Trustee

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

THE MATTHEW SALZBERG 2014 ANNUITY TRUST

By:	/s/ Matthew Salzberg
Name:	Matthew Salzberg
Title:	Trustee

[Signature Page to Blue Apron, Inc. Third Amended and Restated Investors’ Rights Agreement]

SCHEDULE A

SCHEDULE OF INVESTORS

Name and Address

Fidelity Advisor Series I:  Fidelity

Advisor Growth Opportunities Fund

BNY Mellon

Attn: Stacey Wolfe

525 William Penn Place Rm 0400

Pittsburgh, PA  15259

Email: FidelityCorporateEvents@bnymellon.com

Fax number: 412-236-1012

Fidelity Advisor Series I:  Fidelity

Advisor Series Growth Opportunities Fund

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: WARMWIND + CO. FBO Fidelity

Advisor Series I: Fidelity Advisor Series

Growth Opportunities Fund

Email: SSBCORPACTIONS@StateStreet.com

Fax number: 617-988-9110

Fidelity Contrafund:  Fidelity Contrafund

Brown Brothers Harriman & Co.

525 Washington Blvd

Jersey City NJ 07310

Attn: Michael Lerman 15th Floor

Corporate Actions

Email: Michael.Lerman@bbh.Com

Fax Number: 617 772-2418

Fidelity Contrafund Commingled Pool

By:  Fidelity Management & Trust Co.

Brown Brothers Harriman & Co.

525 Washington Blvd

Jersey City NJ 07310

Attn: Michael Lerman 15th Floor

Corporate Actions

Email: Michael.Lerman@bbh.Com

Fax Number: 617 772-2418

Fidelity Contrafund:  Fidelity Advisor

New Insights Fund

Brown Brothers Harriman & Co.

525 Washington Blvd

Jersey City NJ 07310

Attn: Michael Lerman 15th Floor

Corporate Actions

Email: Michael.Lerman@bbh.Com

Fax Number: 617 772-2418

Fidelity Contrafund:  Fidelity Advisor

Series Opportunistic Insights Fund

Brown Brothers Harriman & Co.

525 Washington Blvd

Jersey City NJ 07310

Attn: Michael Lerman 15th Floor

Corporate Actions

Email: Michael.Lerman@bbh.Com

Fax Number: 617 772-2418

Fidelity Contrafund:  Fidelity

Series Opportunistic Insights Fund

Brown Brothers Harriman & Co.

525 Washington Blvd

Jersey City NJ 07310

Attn: Michael Lerman 15th Floor

Corporate Actions

Email: Michael.Lerman@bbh.com

Fax Number: 617 772-2418

Fidelity Growth Company

Commingled Pool By:  Fidelity

Management & Trust Co.

Brown Brothers Harriman & Co.

525 Washington Blvd

Jersey City NJ 07310

Attn: Michael Lerman 15th Floor

Corporate Actions

Email: Michael.Lerman@bbh.com

Fax Number: 617 772-2418

Fidelity Mt. Vernon Street Trust:

Fidelity Growth Company Fund

Ball & Co

C/O Citibank N.A./Custody

IC&D Lock Box

P.O. Box 7247-7057

Philadelphia, P.A 19170-7057

Account #: 206681

Email: fidelity.tpacd@citi.com

Fax Number: 813-604-1415

Fidelity Mt. Vernon Street Trust:

Fidelity Series Growth Company Fund

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: Wavelength + Co Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

Email: ssbcorpactions@statestreet.com

Fax Number: 617-988-9110

Fidelity Securities Fund:  Fidelity Blue

Chip Growth Fund

Ball & Co

C/O Citibank N.A./Custody

IC&D Lock Box

P.O. Box 7247-7057

Philadelphia, P.A 19170-7057

Account #: 206681

Email: fidelity.tpacd@citi.com

Fax Number: 813-604-1415

Fidelity Securities Fund:  Fidelity

Series Blue Chip Growth Fund

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: Wavechart & Co fbo Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund

Email: ssbcorpactions@statestreet.com

Fax Number: 617-988-9110

Fidelity Securities Fund:

Fidelity OTC Portfolio

The Northern Trust Company

Attn: Trade Securities Processing, C-1N

801 South Canal Street

Chicago, Il 60607

Fidelity Securities Fund: Fidelity OTC Portfolio

Reference Account # 26-68304

Email: ntinquiry@ntrs.Com

Fax Number: 312-557-5417

Variable Insurance Products Fund III:

Growth Opportunities Portfolio

BNY Mellon

Attn: Stacey Wolfe

525 William Penn Place Rm 0400

Pittsburgh, Pa  15259

Email: fidelitycorporateevents@nymellon.Com

Fax Number: 412-236-1012

SG Growth Partners II, LP

Stripes Group, LLC

402 West 13th Street, 5th Floor

New York, NY 10014

Bessemer Venture Partners VIII L.P.

Bessemer Venture Partners VIII Institutional L.P.

c/o Bessemer Venture Partners

1865 Palmer Avenue, Suite 140

Larchmont, NY 10538

Tel: (914) 833-5300

Transactions@bvp.com

First Round Capital IV, L.P., as Nominee

4040 Locust Street

Philadelphia, PA 19104

Attention:  Josh Kopelman

Fax:  (610) 834-7635

Invite Investments, LLC

14 Hampton Place

The Woodlands, TX 77381

natsturner@gmail.com

Anderson’s Children’s Trust

c/o Jay Anderson

812 Lenape Trail

Westfield, NJ 07090

janderson@feilorg.com

Anthony G. Orphanos

61-63 Crosby Street

New York, NY 10012

torphanos@gmail.com

Arthur LP Papas

71 Bullard Road

Weston, MA 02493

artpapas@gmail.com

Athena Papas

5 Byron Road

Weston, MA 02493

athena.papas@tufts.edu

Elements Capital Partners, LLC

c/o Jason Finger

jason.finger@gmail.com

15 Angels II LLC*

1865 Palmer Avenue, Suite 104

Larchmont, NY 10538

transactions@bvp.com

Barry Salzberg

21 Raspberry Trail

Warren, NJ 07059

bsalzberg@deloitte.com

Joseph N. Sanberg

c/o Sanford Michelman

Michelman & Robinson LLP

15760 Ventura Blvd, Fl. 5

Encino, CA 91436

joseph_sanberg@yahoo.com

RJB Partners LLC

40 E. Main St, #856

Newark, DE 19711

joseph_sanberg@yahoo.com

The Salzberg Family 2011 Trust

barrybems@gmail.com

Red River Collective, LLC

P.O. Box 600099

Dallas, TX 75360

jamesdmoran@gmail.com

Box Group LLC

david@davidtisch.com

Paul Eisenstein

Room 2725

Four Seasons Place

Central, Hong Kong, 8 Finance Street

pe@ipcap.com

Jay Anderson

812 Lenape Trail

Westfield, NJ 07090

janderson@feilorg.com

Jason Finger

jason.finger@gmail.com

Peak Opportunity Partners LP

584 Highland Avenue

Ridgewood, NJ 07450

Graph Ventures, L.L.C.

120 Hawthorne Avenue

Palo Alto, CA 94301

The Social+Capital Partnership, L.P.

120 Hawthorne Avenue

Palo Alto, CA 94301

The Social+Capital Partnership Principals Fund, L.P.

120 Hawthorne Avenue

Palo Alto, CA 94301

*Affiliate of Bessemer Venture Partners VIII L.P. and Bessemer Venture Partners VIII Institutional L.P.

SCHEDULE B

SCHEDULE OF KEY HOLDERS

Name and Address

Matthew Salzberg

c/o Blue Apron, Inc.

5 Crosby Street, 3rd Floor

New York, NY 10013

Ilia Papas

c/o Blue Apron, Inc.

5 Crosby Street, 3rd Floor

New York, NY 10013

Matthew Wadiak

c/o Blue Apron, Inc.

5 Crosby Street, 3rd Floor

New York, NY 10013

Shaun Salzberg

c/o Blue Apron, Inc.

5 Crosby Street, 3rd Floor

New York, NY 10013

The Matthew Salzberg Family 2014 Trust

280 Park Avenue #9A

New York, NY 10010

The Matthew Salzberg 2014 Annuity Trust

280 Park Avenue #9A

New York, NY 10010